UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2010

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the “Company”) held its annual meeting of shareholders on May 20, 2010, and the following matters were voted on at that meeting:

1. The following nominees were elected as directors, each of whom will serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2013 and until their respective successors are duly elected and qualified:

Director	For	Withhold	Broker non-votes
Vincent F. Palagiano	21,245,470	7,279,429	3,613,799
Patrick E. Curtin	19,328,782	9,196,117	3,613,799
Omer S.J. Williams	18,937,988	9,586,911	3,613,799

2. Ratification of the appointment of Crowe Horwath LLP to act as independent auditors for the Company for the year ending December 31, 2010:

For	Against	Abstain	Broker non votes
31,785,618	331,161	21,919	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON
            By: ___________________________________________
             Kenneth J. Mahon
             First Executive Vice President and Chief Financial Officer

Dated: May 20, 2010